Exhibit 99.1

Okta, Inc. Announces Private Offering of $1.0 Billion of Convertible Senior Notes

June 8, 2020

SAN FRANCISCO—(BUSINESS WIRE)—June 8, 2020—Okta, Inc. (“Okta”) (NASDAQ: OKTA) today announced its intention to offer, subject to market conditions and other factors, $1.0 billion in aggregate principal amount of Convertible Senior Notes due 2026 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Okta also expects to grant the initial purchasers of the notes the option to purchase, within a 13-day period from, and including, the initial issuance date of the notes, up to an additional $150.0 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Okta, and interest will be payable semi-annually in arrears. The notes will be convertible into cash, shares of Okta’s Class A common stock or a combination thereof, at Okta’s election. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.

In connection with the pricing of the notes, Okta expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments, the number of shares of Class A common stock underlying the notes sold in the offering. The capped call transactions are generally expected to reduce potential dilution to Okta’s Class A common stock upon any conversion of notes and/or offset any cash payments Okta is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

Okta has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Okta’s Class A common stock and/or enter into various derivative transactions with respect to the Class A common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling the Class A common stock or other securities of Okta in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any conversion, repurchase or redemption of the notes, to the extent Okta exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Class A common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

Okta intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Okta expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional capped call transactions with the option counterparties. Okta intends to use the remainder of the net proceeds from the offering for general corporate purposes.

Contemporaneously with the pricing of the offering, Okta intends to enter into privately negotiated transactions with certain holders of its existing 0.25% Convertible Senior Notes due 2023 (the “2023 Notes”) to exchange a portion of the 2023 Notes for shares of its Class A common stock and cash in respect of accrued and unpaid interest and any premium to the conversion value of the 2023 Notes. Okta expects that holders of 2023 Notes that exchange their 2023 Notes may enter into or unwind various derivatives with respect to Okta’s Class A common stock (including entering into derivatives with one or more of the initial purchasers or their respective affiliates) and/or purchase or sell shares of Okta’s Class A common stock concurrently with or shortly after the pricing of the notes.

In connection with the issuance of the 2023 Notes, Okta entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) with certain financial institutions (the “existing counterparties”). Okta also entered into separate warrant transactions (the “existing warrant transactions”) with the existing counterparties. To the extent Okta effects exchange transactions with respect to the 2023 Notes, it intends to enter into agreements with the existing counterparties to terminate a portion of: (i) the existing convertible note hedge transactions in a notional amount corresponding to the principal amount of such 2023 Notes exchanged and (ii) the existing warrant transactions with respect to a number of shares equal to the notional shares underlying such 2023 Notes exchanged. In connection with such terminations and the related unwinding of the existing hedge position of the existing counterparties with respect to such transactions, such existing counterparties and/or their respective affiliates may sell shares of Okta’s Class A common stock in secondary market transactions, and/or unwind various derivative transactions with respect to the Class A common stock concurrently with or shortly after the pricing of the notes.

The exchange of Okta’s 2023 Notes and the unwind of the existing convertible note hedge transactions and the existing warrant transactions described above, and the potential related market activities by exchanging holders of the 2023 Notes and the existing counterparties, as applicable, could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Okta’s Class A common stock, which may affect the trading price of the notes, at that time and Okta cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or its Class A common stock.

The notes will only be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of Okta’s Class A common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Okta

Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud enables organizations to securely connect the right people to the right technologies at the right time. With over 6,500 pre-built integrations to applications and infrastructure providers, Okta customers can easily and securely use the best technologies for their business. Over 8,400 organizations, including 20th Century Fox, JetBlue, Nordstrom, Slack, Teach for America and Twilio, trust Okta to help protect the identities of their workforces and customers.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed terms of the notes, the size of the notes offering, including the option to purchase additional notes to the initial purchasers, whether Okta will enter into and the extent, and potential effects, of the capped call transactions and the exchange of the 2023 Notes (including the unwind of the existing convertible note hedge transactions and existing warrant transactions), if any, the potential dilution to Okta’s Class A common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Okta’s control. Okta’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks related to or associated with: whether Okta will consummate the offering of notes on the expected terms, or at all, whether Okta will consummate the anticipated 2023 Notes exchanges, the related terminations of a portion of the existing convertible note hedge transactions and the existing warrant transactions and the terms thereof and whether Okta will enter into capped call transactions, the terms thereof and whether such capped call transactions become effective, all of which could differ or change based upon market conditions or for other reasons; and other risks included in Okta’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release represent Okta’s views only as of the date of this press release and Okta assumes no obligation and does not intend to update these forward-looking statements.

Source: Okta, Inc.

Okta, Inc.

Investor Contact:

Dave Gennarelli, 415-851-4744

investor@okta.com

or

Media Contact:

Jenna Kozel, 415-418-9600

press@okta.com